Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made as of July 1, 2023 (the “Effective Date”) by and between Decentralized Sharing Systems, Inc., a Nevada Corporation, (the “Seller”), and Sharing Services Global Corporation, a Nevada Corporation (the “Buyer”).

RECITALS

WHEREAS, Seller and Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated under the Securities Act;

WHEREAS, Seller owns all of the issued and outstanding shares of common stock, (the “Shares”) of HWHH Holdings, Inc., a Texas corporation (“HWHH”);

WHEREAS, Seller wishes to sell to Buyer, and Buyer wishes to purchase from Seller, the Shares, subject to the terms and conditions set forth herein;

WHEREAS, Seller wishes to sell 1,000 shares of common stock, par value $0.01 per share, representing all of the issued and outstanding shares of common stock of HWHH (the “HWHH Shares”) to Buyer in consideration of i) $10.00 paid immediately in cash (the “Cash Proceeds”) and ii) up to a maximum of $1,210,224.31 (MYR 5,646,906.63 – Malaysian Ringgit) paid from Gross Proceeds (as defined hereinafter) generated from the sale of HWHH’s inventory (the “Inventory Proceeds”), as described and priced in detail in exhibit A (“EXHIBIT A”), payable on a quarterly basis from the Effective Date; as well as upon the terms and conditions set forth in this Agreement.

WHEREAS, Buyer wishes to purchase the HWHH Shares from Seller in consideration for the Cash Proceeds and Inventory Proceeds (together, the “Purchase Price”), upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. SALE AND PURCHASE OF SHARES.

1.1 On the terms and subject to the conditions set forth in this Agreement, on the Effective Date (the “Closing”) Seller will sell, convey, transfer and assign to Buyer, free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description, and Buyer will purchase by payment of the Cash Proceeds and accept from Seller, the HWHH Shares. In consideration therefor, Buyer will accept from Seller, the HWHH Shares, free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description. Buyer accepts the entirety of the Company, as is, with all liabilities and assets unless otherwise stated in section 1.7.

1.2 Notwithstanding anything to the contrary contained herein this Agreement, Buyer shall not be obligated to pay any Inventory Proceeds generated more than three (3) years after the Effective Date.

1.3 Intentionally omitted.

1.4 For the purposes of calculating the Inventory Proceeds, “Gross Proceeds” shall mean any amounts that Buyer receives from the sale of HWHH’s inventory, net of the related cost of goods as detailed in Exhibit A.

1.5 Intentionally omitted.

1.6 Buyer shall provide Seller with access and the right to any books and records relating to HWHH, for a period of three (3) years from the Effective Date, to allow for full transparency and accountability in verifying calculations related to the Inventory Proceeds.

2. REPRESENTATIONS AND WARRANTIES.

2.1 REPRESENTATIONS AND WARRANTIES BY SELLER. Seller represents and warrants to Buyer as follows as of the date hereof:

(a) Requisite Power and Authority. Seller has all necessary power and authority to execute and deliver this Agreement and the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby (the “Transaction Documents”) and to carry out their provisions. All action on Seller’s part required for the execution and delivery of this Agreement and the other Transaction Documents has been taken. Upon its execution and delivery, this Agreement and the other Transaction Documents will be valid and binding obligations of Seller, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

(b) No Violations. The execution and delivery of the Transaction Documents, and the consummation by Seller of the transactions contemplated thereby, does not result in a violation of any law, rule, regulation, order, judgment or decree (foreign or domestic and including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of Seller is bound or affected other than any of the foregoing which would not have a Material Adverse Effect.

(c) Good Title. The HWHH Shares are owned free and clear of any lien, encumbrance, adverse claim, restriction on sale, transfer or voting (other than restrictions imposed by applicable securities laws), preemptive right, option or other right to purchase, and upon the consummation of the sale of such HWHH Shares as contemplated hereby, Buyer will have good title to such HWHH Shares, free and clear of any lien, encumbrance, adverse claim, restriction on sale, transfer or voting (other than restrictions imposed by applicable securities laws), preemptive right, option or other right to purchase.

2.2 REPRESENTATIONS AND WARRANTIES BY BUYER. Buyer represents and warrants to Seller, as of the date hereof, as follows:

(a) Investment Representations.

(i)	Buyer understands that the HWHH Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. Buyer also understands that the HWHH Shares are being offered pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) and/or Regulation D of the Securities Act. Seller acknowledges that Buyer will rely on Seller’s representations, warranties and certifications set forth below for purposes of determining Seller’s suitability as an investor in the HWHH Shares and for purposes of confirming the availability of the Section 4(2) and/or Regulation D exemption from the registration requirements of the Securities Act.

(ii)	Buyer has received all the information it considers necessary or appropriate for deciding whether to acquire the HWHH Shares. Buyer understands the risks involved in an investment in the HWHH Shares. Buyer further represents that it, through its authorized representatives, has had an opportunity to ask questions and receive answers from Seller regarding the terms and conditions of the offering of the HWHH Shares and the business, properties, prospects, and financial condition of HWHH and to obtain such additional information (to the extent Buyer possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Seller or to which Seller had access. Seller further represents that it is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act.

(iii)	Buyer is acquiring the HWHH Shares for its own account for business and strategic development only and not with a view towards their resale or “distribution” (within the meaning of the Securities Act) of any part of the HWHH Shares.

(iv)	Buyer understands that the HWHH Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an exemption therefrom, and in each case in compliance with the conditions set forth in this Agreement. Buyer acknowledges and is aware that the HWHH Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until Seller has held the HWHH Shares for the applicable holding period under Rule 144.

(v)	Buyer acknowledges and agrees that each certificate representing the HWHH Shares, or book entry made in lieu of certificates, shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.”

(b) No Reliance. Buyer has not relied on and is not relying on any representations, warranties or other assurances regarding Seller other than the representations and warranties expressly set forth in this Agreement.

(c) Organization and Good Standing. Buyer is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be.

(d) Requisite Power and Authority. Buyer has all necessary power and authority to execute and deliver this Agreement and the other Transaction Documents and to carry out their provisions. All action on Buyer’s part required for the execution and delivery of this Agreement and the other Transaction Documents has been taken. Upon its execution and delivery, this Agreement and the other Transaction Documents will be valid and binding obligations of Buyer, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

(e) No Reliance. Buyer has not relied on and is not relying on any representations, warranties or other assurances regarding HWHH other than the representations and warranties expressly set forth in this Agreement.

2.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties shall survive the Closing for a period of 12 months and shall be fully enforceable at law or in equity against the parties and each party’s successors and assigns.

3. CLOSING.

3.1 Conditions to Seller’s Obligations. The obligations of Seller under this Agreement, (including, without limitation, the obligation to transfer the HWHH Shares) shall be subject to satisfaction of the following conditions, unless waived by Seller: (i) Buyer shall have performed in all material respects all agreements, and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder, at or prior to the Closing; (ii) all of the representations and warranties of Buyer herein shall have been true and correct in all respects when made, shall have continued to have been true and correct in all respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing as though made on, as of, and with reference to such Closing; (iii) Buyer shall have obtained or made, as applicable, all consents, authorizations and approvals from, and all declarations, filings and registrations required to consummate the transactions contemplated by this Agreement, including all items required under the incorporation document and bylaws of Buyer; (iv) Buyer shall have reviewed this Agreement and the transactions contemplated herein (the “Transaction”).

3.2 Conditions to Buyer’s Obligations. The obligations of Buyer under this Agreement, (including, without limitation, the obligation to pay the Seller the Cash Proceeds and Inventory Proceeds, shall be subject to satisfaction of the following conditions, unless waived by Buyer: (i) Seller shall have performed in all respects all agreements, and satisfied in all respects all conditions on his part to be performed or satisfied hereunder, at or prior to the Closing; (ii) all of the representations and warranties of Seller herein shall have been true and correct in all material respects when made, shall have continued to have been true and correct in all material respects at all times subsequent thereto, and shall be true and correct in all material respects on and as of the Closing as though made on, as of, and with reference to such Closing; (iii) Seller shall have executed and delivered to Buyer all documents necessary to transfer the HWHH Shares to Buyer, as contemplated by this Agreement; and (iv) Seller shall have obtained or made, as applicable, all consents, authorizations and approvals from, and all declarations, filings and registrations required to consummate the transactions contemplated by this Agreement.

3.3 Closing Documents. At the Closing

(a) Seller shall deliver to Buyer, in form and substance reasonably satisfactory to Buyer a duly executed copy of this Agreement, together with any other Transaction Documents (ii) certificates evidencing the HWHH Shares, together with stock powers duly for such certificates to allow such certificates to be registered in the name of Buyer, or evidence of such book-entry transfer of the HWHH Shares to Buyer.

(b) Buyer shall deliver to Seller, in form and substance reasonably satisfactory to Seller (i) a duly executed copy of this Agreement, together with any other Transaction Documents (ii) copies of resolutions adopted by the board of directors of Buyer and certified by the Secretary of Buyer authorizing the execution and delivery of, and performance of Buyer’s obligations under, this Agreement.

4. MISCELLANEOUS.

4.1 ADDRESSES AND NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via e-mail transmission prior to 5:00 P.M., New York City time, on a trading day, (b) the next trading day after the date of transmission, if such notice or communication is delivered via e-mail transmission on a day that is not a trading day or later than 5:00 P.M., New York City time, on any trading day, (c) the trading day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address and e-mail address for such notices and communications shall be as follows:

If to Buyer to:	Sharing Services Global Corporation Address: 5200 Tennyson Parkway Plano TX 75024

If to Seller to:	Decentralized Sharing Systems, Inc. Address: 275 Wiregrass Pkwy Henrietta, New York 14586

With copies to:	Sichenzia Ross Ference LLP 1185 Avenue of the Americas, 31st Floor New York, New York 10036 Attention: Darrin M. Ocasio Facsimile No.: (212) 930-9725 Sichenzia Email: DMOcasio@SRF.LAW

Any such person may by notice given in accordance with this Section 4.1 to the other parties hereto designate another address or person for receipt by such person of notices hereunder.

4.2 TITLES AND CAPTIONS. TITLES AND CAPTIONS. All Article and Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

4.3 ASSIGNABILITY. This Agreement is not transferable or assignable by the undersigned.

4.4 PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

4.5 FURTHER ACTION. The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Agreement. Each party shall bear its own expenses in connection therewith.

4.6 APPLICABLE LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Texas without regard to its conflict of law rules.

4.7 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, permitted transferees and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators and successors.

4.8 INTEGRATION. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes and replaces all prior and contemporaneous agreements and understandings, whether written or oral, pertaining thereto, including without limitation, the Prior Agreement. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

4.9 AMENDMENT. Neither this Agreement nor any term or provision hereof may be amended, modified, waived or supplemented orally, but only by a written consent executed by the parties hereto.

4.10 CREDITORS. None of the provisions of this Agreement shall be for the benefit of or enforceable by creditors of any party.

4.11 WAIVER. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, agreement, term or condition.

4.12 RIGHTS AND REMEDIES. The rights and remedies of each of the parties hereunder shall be mutually exclusive, and the implementation of one or more of the provisions of this Agreement shall not preclude the implementation of any other provision.

4.13 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

SIGNATURES ON THE FOLLOWING PAGES

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective representatives hereunto authorized as of the day and year first above written.

By Seller:

DECENTRALIZED SHARING SYSTEMS, INC.

By:
Name:
Title:

By Buyer:

SHARING SERVICES GLOBAL CORPORATION

By:
Name:
Title:

EXHIBIT A

EXHIBIT B

Assignment and Assumption Agreement

This Assignment and Assumption Agreement ("**Agreement**") made effective as of July 1, 2023 (the "**Effective Date**"), is entered into by and among Sharing Services Global Corporation, a Nevada corporation ("**Assigning Party**"), Ascend Management Pte. Ltd., a Singaporean private limited company ("**Assuming Party**"), and Decentralized Sharing Systems, Inc., a Nevada corporation ("**Decentralized**") (solely with respect to Section 5 hereof).

RECITALS

WHEREAS, Assigning Party purchased 1,000 shares of common stock, par value $0.01 per share, of HWH Holdings, Inc., a Texas corporation ("**HWH**"), representing all of the issued and outstanding shares of capital stock of HWH (the "**Assigned Stock**"), pursuant to that certain Securities Purchase Agreement made as of July 1, 2023 by and between Decentralized and Assigning Party, a copy of which, together with all amendments thereto, is attached hereto as Exhibit A (the "**Prior Agreement**"); and

WHEREAS, Assigning Party wishes to assign the Assigned Stock and its rights and obligations under the Prior Agreement to the Assuming Party on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set out herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment and Assumption.

1.1 Assignment of Assigned Stock. In consideration of the payment of $1,000 to Assigning Party on or prior to the Effective Date and the Assumption of Liabilities (as defined below), Assigning Party irrevocably sells, assigns, grants, conveys, and transfers to Assuming Party all of Assigning Party's right, title, and interest in and to the Assigned Stock.

1.2 Assumption of Liabilities. Assuming Party unconditionally accepts such assignment and assumes all of Assigning Party's duties, liabilities, and obligations under the Prior Agreement, including, without limitation, Assigning Party's obligation to pay the Inventory Proceeds (as defined in the Prior Agreement) to Decentralized, and agrees to pay, perform, and discharge, as and when due, all of the obligations of Assigning Party under the Prior Agreement.

2. Acknowledgment Regarding Business Consulting Agreement. Assuming Party: (i) acknowledges that simultaneously herewith Assigning Party, Assuming Party and HWH are entering into a Business Consulting Agreement substantially in the form attached hereto as Exhibit B (the "**BCA**"); and (ii) covenants and agrees that it will cause HWH to fulfill its obligations thereunder.

3. Representations and Warranties of Assigning Party. The Assigning Party represents and warrants that: (a) Assigning Party is the true and lawful owner of the Assigned Stock and has good title to the same; (b) the Assigning Party has made no prior assignment or sale of the Assigned Stock and that no other person or entity has any right, title, or interest therein; (c) the execution and delivery hereof by the Assigning Party and the assignment of all its right, title, and interest in and to the Assigned Stock does not contravene its governing documents or any agreement to which the Assigning Party is a party or by which it or its property is bound; (d) no liens, encumbrances, charges, or security interests of any kind exist on the date hereof against the Assigned Stock; and (e) Assigning Party hereby warrants and defends title to the Assigned Stock to Assuming Party against the claims and demands of all persons.

4. Representations and Warranties of Assuming Party. Assuming Party has been advised that the Assigned Stock is not registered under the Securities Act of 1933 nor under the securities act of any state and represents, warrants, and agrees that: (a) Assuming Party is acquiring the securities represented by the Assigned Stock for its own account, solely for investment purposes, and not with a view to resale of said securities; (b) Assuming Party has such knowledge and experience in business and financial matters which enables it to be capable of evaluating the risks and merits of this investment; (c) Assuming Party is able to bear the economic risks of this investment; (d) the Assigned Stock will be not resold or otherwise transferred or assigned by Assuming Party without appropriate compliance with the registration provisions of the Securities Act of 1933 and applicable state blue sky laws or exemption therefrom; and (e) Assuming Party has been provided with access to all information which it deems material to formulating an investment decision and that such information has been sufficient to make an informed decision.

5. Waiver. Assigning Party and Assuming Party acknowledge that the Prior Agreement is not transferable or assignable pursuant to Section 4.3 of the Prior Agreement, and that by virtue of Decentralized's acknowledgement and consent reflected at the signature page of the Agreement, it is understood that Decentralized has agreed that compliance with Section 4.3 of the Prior Agreement is hereby waived.

6. Acceptance by Assuming Party. Assuming Party: (a) accepts the assignment of all Assigning Party's right, title, and interest in and to the Assigned Stock; and (b) agrees to be bound by all the terms, covenants, and conditions of this Agreement and of the Prior Agreement. Assuming Party hereby indemnifies and holds Assigning Party, and its officers, directors, stockholders, employees, members, and agents harmless against any and all losses, costs, and expenses (including reasonable attorneys' fees) arising out of any obligations of Assuming Party relating to the Assigned Stock or the Assumed Liabilities which occur on or after, or arise from events occurring on or after, the date hereof.

7. Further Assurances. Assigning Party shall promptly execute and deliver to Assuming Party any additional instrument or other document which Assuming Party reasonably requests to evidence or better effect the assignments contained herein.

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8. Heirs, Successors, and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

9. Defined Terms. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Prior Agreement.

10. Notices. Each party shall deliver all notices, requests, consents, claims, demands, waivers, and other communications under this Agreement (each, a "**Notice**") in writing and addressed to the other party at its address set out below (or to such other address that the receiving party may designate from time to time in accordance with this section). Each party shall deliver all Notices by personal delivery, nationally recognized overnight courier (with all fees pre-paid), facsimile or email (with confirmation of transmission), or certified or registered mail (in each case, return receipt requested, postage prepaid). Except as otherwise provided in this Agreement, a Notice is effective only (a) on receipt by the receiving party, and (b) if the party giving the Notice has complied with the requirements of this Section.

Notice to Assuming Party to:

Ascend Management Pte. Ltd.
Address: 70B Telok Blangah Heights
#04-517, Telok Blanch Heights,
Singapore (102070)
Attention: Mr. Tan Teck Liang
Telephone: +65 81557263
Email: 4damttl@gmail.com

Notice to Assigning Party to:

Sharing Services Global Corporation
Address: 5200 Tennyson Parkway
Plano, TX 75024
Attention: John "JT" Thatch
Telephone: 469-304-9400 Ext. 201
Email: jt@shrginc.com

If to Decentralized to:

Decentralized Sharing Systems, Inc.
Address: 1400 Broadfield Blvd., Ste. 100
Houston, Texas 77084
Attention: Travis Heuszel, Esq.
Telephone: (281) 467-0701
Email: Travis.Heuszel@DSSWorld.com

With copies to:

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11. Interpretation. For purposes of this Agreement: (a) the words "include," "includes," and "including" are deemed to be followed by the words "without limitation"; (b) the word "or" is not exclusive; and (c) the words "herein," "hereof," "hereby," "hereto," and "hereunder" refer to this Agreement as a whole. Unless the context otherwise requires, references in this Agreement: (x) to sections, schedules, and exhibits mean the sections of, and schedules and exhibits attached to, this Agreement; (y) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The parties drafted this Agreement without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The schedules and exhibits referred to herein are an integral part of this Agreement to the same extent as if they were set out verbatim herein.

12. Headings. The headings in this Agreement are for reference only and do not affect the interpretation of this Agreement.

13. Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability does not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. On such determination that any term or other provision is invalid, illegal, or unenforceable, the parties to this Agreement shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

14. Entire Agreement. This Agreement, together with all related exhibits and schedules, is the sole and entire agreement of the parties to this Agreement regarding the subject matter contained herein and therein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, regarding such subject matter.

15. Amendment and Modification. No amendment to or rescission, termination, or discharge of this Agreement is effective unless it is in writing, identified as an amendment to or rescission, termination, or discharge of this Agreement and signed by an authorized representative of each party to this Agreement.

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16. Waiver.

(a) No waiver under this Agreement is effective unless it is in writing, identified as a waiver to this Agreement, and signed by an authorized representative of the party waiving its right.

(b) Any waiver authorized on one occasion is effective only in that instance and only for the purpose stated, and does not operate as a waiver on any future occasion.

(c) None of the following is a waiver or estoppel of any right, remedy, power, privilege, or condition arising from this Agreement:

(i) any failure or delay in exercising any right, remedy, power, or privilege or in enforcing any condition under this Agreement; or

(ii) any act, omission, or course of dealing between the parties.

17. Cumulative Remedies. All rights and remedies provided in this Agreement are cumulative and not exclusive, and the exercise by either party of any right or remedy does not preclude the exercise of any other rights or remedies that may now or subsequently be available at law, in equity, by statute, in any other agreement between the parties or otherwise.

18. Equitable Remedies. Each of Assigning Party and Assuming Party acknowledges that a breach or threatened breach by it of any of its obligations under this Agreement would give rise to irreparable harm to the other Party for which monetary damages would not be an adequate remedy and hereby agrees that if a breach or a threatened breach by such party of any such obligations occurs, the other Party will, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to seek equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

19. No Third-Party Beneficiaries. This Agreement benefits solely the parties to this Agreement and their respective permitted successors and permitted assigns and nothing in this Agreement, express or implied, confers on any other person any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement. Despite the previous sentence, the parties hereby designate Assigning Party and Assuming Party hereby designate their respective officers, directors, employees, agents, affiliates, successors and permitted assigns as third-party beneficiaries of Section 4 having the right to enforce Section 4.

20. Choice of Law. This Agreement and exhibits and schedules attached hereto, and all matters arising out of or relating to this Agreement, except for paragraph 5 and the waiver and consent by Decentralized, are governed by, and construed in accordance with, the laws of the State of New York, United States of America, without regard to

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the conflict of laws provisions thereof to the extent such principles or rules would require or permit the application of the laws of any jurisdiction other than those of the State of New York.

21. Choice of Forum. Each party irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind whatsoever against the other party in any way arising from or relating to this Agreement, and exhibits and schedules attached hereto, and all contemplated transactions, including, but not limited to, contract, equity, tort, fraud, and statutory claims, in any forum other than the United States District Court, Southern District of New York or, if such court does not have subject matter jurisdiction, the courts of the State of New York, sitting in New York County, and any appellate court from any thereof. Each party irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees to bring any such action, litigation, or proceeding only in the United States District Court, Southern District of New York or, if such court does not have subject matter jurisdiction, the courts of the State of New York sitting in New York County. Each party agrees that a final judgment in any such action, litigation, or proceeding is conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

22. WAIVER OF JURY TRIAL. Each party acknowledges and agrees that any controversy that may arise under this Agreement, including exhibits and schedules attached to this Agreement, is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury about any legal action arising out of or relating to this Agreement, including any exhibits or schedules attached to this Agreement, or the transactions contemplated hereby. Each party certifies and acknowledges that (a) no Representative of the other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver IN THE EVENT of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.

23. Counterparts. This Agreement may be executed in counterparts, each of which is deemed an original, but all of which together is deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email, or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

SHARING SERVICES GLOBAL CORPORATION

BY: [signature] CEO

NAME: JOHN "JT" THATCH

TITLE: CEO

ASCEND MANAGEMENT PTE. LTD.

BY: [signature]

NAME: Tan Teck Liang (Adam)

TITLE: Director

IN WITNESS WHEREOF, the undersigned, although not a party to the Agreement, has waived its no assignment provisions in the Prior Agreement, and is consenting to the assignment of Sharing Services Global Corporation's promises and obligations in the Prior Agreement to Ascend, i.e. the Assuming Party.

DECENTRALIZED SHARING SYSTEMS, INC.

BY: [signature]

NAME: FRANK D. HEUSZEL

TITLE: President

DATE:

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EXHIBIT A

Securities Purchase Agreement made as of July 1, 2023 by and between Decentralized and Sharing Services Global Corporation.

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